UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2013

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CAPLEASE, INC.

(Exact name of Registrant as specified in its charter)

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Maryland (State or other jurisdiction of incorporation)	001-32039 (Commission File Number)	52-2414533 (IRS Employer Identification No.)

1065 Avenue of the Americas
New York, New York 10018
(Address of principal executive offices, including zip code)

(212) 217-6300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On November 5, 2013, CapLease, Inc. (the “Company”) issued a press release announcing that it expects the close of business on November 4, 2013, to be the record date for the previously announced interim dividends for the fourth quarter payable on its common stock, limited partnership units, 8.125% Series A Cumulative Redeemable Preferred Stock, 8.375% Series B Cumulative Redeemable Preferred Stock and 7.25% Series C Cumulative Redeemable Preferred Stock in connection with the Company’s previously announced merger with an affiliate of American Realty Capital Properties, Inc. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 8.01.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release issued by CapLease, Inc. on November 5, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPLEASE, INC.

By:	/s/ Paul C. Hughes
Name: Paul C. Hughes
Title: Vice President, General Counsel and Corporate Secretary

Date: November 5, 2013

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by CapLease, Inc. on November 5, 2013